UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2008

BLUEGATE CORPORATION
(Exact name of registrant as specified in its Charter)

Nevada	000-22711	76-0640970
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 North Post Oak, Road, Suite 600, Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number,
Including Area Code: (713) 686-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

The following transactions were effected in reliance upon exemptions from registration:

In January 2008, we issued 170,000 shares of common stock, warrants for 130,000 shares of our common stock at an exercise price of $0.17 per share and warrants for 40,000 shares of our common stock at an exercise price of $1.00 per share for $85,000 in connection with a private placement of our securities. As part of the $85,000 consideration, 510,000 previously issued warrants with exercise prices ranging from $0.75 to $1.25 were reduced to $0.17. The expiration date for 100,000 of the 510,000 previously issued warrants was extended to January 22, 2011. All other terms of the warrant agreements remained the same.  This transaction was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act. Each certificate issued for unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter in connection with any of these transactions. This transaction did not involve a public offering. The investor was knowledgeable about our operations and financial condition. The investor had knowledge and experience in financial and business matters that allowed him to evaluate the merits and risk of receipt of these and business matters that allowed him to evaluate the merits and risk of receipt of these securities.

In January 2008, we issued an option to purchase 5,000 shares of our common stock at an exercise price of $0.25 per share to an employee. The option had a market value of $465 on the date of grant, vests through December 2008 and expires in January 2013. We expensed $116 in the quarter ending March 31, 2008 related to this option.  This transaction was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act. Each certificate issued for unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter in connection with any of these transactions. This transaction did not involve a public offering. The investor was knowledgeable about our operations and financial condition. The investor had knowledge and experience in financial and business matters that allowed him to evaluate the merits and risk of receipt of these securities.

In January 2008, we issued an option to purchase 60,000 shares of our common stock at an exercise price of $0.25 per share to an employee. The option had a market value of $7,245 on the date of grant, vests through December 2009 and expires in January 2013. We expensed $906 in the quarter ending March 31, 2008 related to this option.  This transaction was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act. Each certificate issued for unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter in connection with any of these transactions. This transaction did not involve a public offering. The investor was knowledgeable about our operations and financial condition. The investor had knowledge and experience in financial and business matters that allowed him to evaluate the merits and risk of receipt of these securities.

In January 2008, we issued an option to purchase 10,000 shares of our common stock at an exercise price of $0.25 per share to an employee. The option had a market value of $840 on the date of grant, vests through December 2008 and expires in January 2013. We expensed $210 in the quarter ending March 31, 2008 related to this option.  This transaction was made in  reliance upon exemptions from registration under Section 4(2) of the Securities Act. Each certificate issued for unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter in connection with any of these transactions. This transaction did not involve a public offering. The investor was knowledgeable about our operations and financial condition. The investor had knowledge and experience in financial and business matters that allowed him to evaluate the merits and risk of receipt of these securities.

On February 14, 2008, we finalized and consummated a transaction with a deemed effective date of February 1, 2008 whereby we issued 9,150,000 shares of stock for the conversion of related party debts of directors totaling $305,000 and we issued 300,000 shares of stock to two managers totaling $10,000 cash. The conversion and purchase price per share was $0.0333334. The excess of the fair value of the stock over the debt converted and shares purchased totaled $535,500 and was recorded as compensation expense. The following individuals or related entities converted debt and received the following shares: (i) Stephen Sperco, Director and CEO, received 3,000,000 shares; (ii) SAI Corporation, an entity controlled by Stephen Sperco, received 1,500,000 shares; (iii) Manfred Sternberg, Director and Chief Strategy Officer, received 2,400,000 shares; (iv) William Koehler, Director and President, received 2,100,000 shares;  and, (v)  Dale Geary, Director, received, 150,000 shares. The following members of management purchased the following shares: Charles Leibold, CFO, purchase 150,000 shares; and, Larry Walker, President of Trilliant Technology Group, Inc., our 100% owned subsidiary, purchased 150,000 shares.   These transactions were made in reliance upon exemptions from registration under Section 4(2) of the Securities Act. Each certificate issued for unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter in connection with any of these transactions. This transaction did not involve a public offering. The investors were knowledgeable about our operations and financial condition. The investors had knowledge and experience in financial and business matters that allowed them to evaluate the merits and risk of receipt of these securities.

As a result of the February 14, 2008 transaction: (1) certain adjustment provisions in a previous convertible note agreements and warrant agreements issued in September 2005 and subsequent, were triggered and pursuant to the adjustment provisions, the exercise price of the previously issued warrants to purchase 1,534,800 shares of our common stock at $0.17 per share was reduced to $0.0333334 per share; and, (2) certain adjustment provisions in previous warrant agreements issued in June and July 2007, were triggered and pursuant to the adjustment provisions, the exercise price of previously issued warrants to purchase 7,500,000 shares of our common stock at $0.17 per share was reduced to $0.0333334 per share.

In February 2008, we issued an option to purchase 50,000 shares of our common stock at an exercise price of $0.25 per share to an employee. The option had a market value of $3,743 on the date of grant, vested immediately and expires in February 2011. We expensed $3,743 in the quarter ending March 31, 2008 related to this option.  This transaction was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act. Each certificate issued for unregistered securities contained a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter in connection with any of these transactions. This transaction did not involve a public offering. The investor was knowledgeable about our operations and financial condition. The investor had knowledge and experience in financial and business matters that allowed him to evaluate the merits and risk of receipt of these securities.

Item 8.01  Other Events.

We disclose the following new risk factor that is a direct result of the stock issuances reflected in Item 3.02 above:

Our potential liability for not having enough unissued shares of authorized common stock available for issuance upon the exercise of options, warrants, the conversion of debt or preferred stock, now or in the future.

We currently have outstanding: (i) 24,783,565 shares of common stock; (ii) 18,728,220 warrants; (iii) 11,219,864 options; and, (iv) preferred stock that is convertible into 1,200,000 shares of common stock, resulting in on a fully diluted basis, 55,931,649 shares of common stock.  However, we currently have only 50,000,000 shares of common stock authorized by our Articles of Incorporation.  If all of the holders of warrants, options, convertible debt and preferred stock requested to exercise or convert all of the warrants, options, convertible debt and preferred stock, we would be unable to accommodate 5,931,649 shares of common stock in those requests.  We could have liability in the future if an option holder, warrant holder, preferred stock holder or holder of convertible debt desires to exercise or convert but cannot because we do not have enough unissued common stock available for issuance.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEGATE CORPORATION

Date: February 18, 2008	/s/ Charles E. Leibold
Charles E. Leibold
Principal Accounting Officer and Chief Financial Officer